MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Dividend Capture VA Fund

(the “Fund”)

August 31, 2018

The information in this Supplement amends certain information contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2018.

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The following changes are expected to take place on or about November 1, 2018:

•	The Fund’s name will be changed to the Rational Trend Aggregation VA Fund.
•	The Fund will cease to pursue its strategy to invest at least 80% of its net assets, plus the amount for borrowings for investment purposes, in dividend-paying stocks.

•	The Fund will implement material changes to its investment strategy.

•	Tuttle Tactical Management, LLC (“Tuttle Management”) will replace PVG Asset Management Corp as sub-adviser of the Fund and, subject to the oversight of Rational Advisors, Inc., Tuttle Management will be responsible for making investment decisions and executing portfolio transactions for the Fund.

•	Patrick S. Adams and Rick Garcia will no longer serve as the Portfolio Managers of the Fund. Matthew B. Tuttle, CFP, the Chief Executive Officer and Chief Investment Officer of Tuttle Management, will serve as the Portfolio Manager of the Fund and will be primarily responsible for the day-to-day management of the Fund’s portfolio.

Each of these changes will be set forth in a new prospectus, summary prospectus and statement of additional information dated on or about November 1, 2018. In addition, information regarding Tuttle Management will be set forth in an information statement that will be distributed to shareholders prior to January 30, 2019.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated May 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

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